EXHIBIT 99.1



                                CERTIFICATION OF
                           PRINCIPAL FINANCIAL OFFICER
                           OF VALENCE TECHNOLOGY, INC.


     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended June 30, 2002 of Valence Technology, Inc. (the "Issuer").

     I, Kevin W. Mischnick, the Vice President of Finance (the Principal Financial Officer) of the Issuer, certify that to the best of my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  August 14, 2002.


                                                  /S/ KEVIN W.MISCHNICK
                                               --------------------------------
                                               Name: Kevin W. Mischnick



Subscribed and sworn to before me
this 14th day of August, 2002.

/S/ LISA BOOKMAN
----------------------------------
Name: LISA BOOKMAN
     -----------------------------
Title: Notary Public

My commission expires:  06-24-2003



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                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                           OF VALENCE TECHNOLOGY, INC.


     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended June 30, 2002 of Valence Technology, Inc. (the "Issuer").

     I, Stephan B. Godevais, the Chief Executive Officer of the Issuer, certify that to the best of my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  August 14, 2002.


                                             /S/ STEPHAN B. GODEVAIS
                                            -----------------------------------
                                            Name: Stephan B. Godevais


Subscribed and sworn to before me
this 14th day of August, 2002.

/S/ LISA BOOKMAN
----------------------------------
Name: LISA BOOKMAN
     -----------------------------
Title: Notary Public

My commission expires:  06-24-2003